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                             CENTURION FUNDS, INC.
                               on behalf of the
                          Centurion U.S. Contra Fund

Supplement to the Prospectus and Statement of Additional Information each dated
                               January 29, 2002

The following supersedes certain information contained in the Prospectus and Statement of Additional Information:

   The name of the Fund's investment manager ("Manager") has changed from Centurion Trust Company to GE Financial Trust Company.

   The new name better identifies the Manager, a subsidiary of GE Financial Assurance Holdings, Inc., as a member of the GE financial business unit. The Manager's organizational structure, management or investment personnel will not be affected by the name change.

Dated: March 8, 2002